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                                                                   Exhibit 10.33

THIS GUARANTY AGREEMENT IS SUBJECT TO THE TERMS, COVENANTS AND CONDITIONS OF A CERTAIN CONFIRMATION OF SUBORDINATION AGREEMENT OF EVEN OR NEAR DATE HEREWITH IN FAVOR OF NOMURA ASSET CAPITAL CORPORATION.

                                  GUARANTY AGREEMENT

    THIS GUARANTY, dated as of October 31, 1997 by HUDSON HOTELS CORPORATION, a New York corporation ("Hudson" or "Guarantor"), and EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership ("Lender") recites and provides:

RECITALS.

    HUDSON HOTELS PROPERTIES CORP., a New York corporation all of whose issued and outstanding capital stock is wholly owned by Hudson ("Borrower"), has simultaneously with the execution and delivery of this Agreement received a $3,884,052.23 loan (the "Loan") from the Lender to finance the purchase by HH Properties-II, Inc., a New York corporation all of whose issued and outstanding capital stock is owned by the Borrower, from Lender of nine Hampton Inn Hotels (collectively, the "Project"). The Loan is evidenced and secured by, among other instruments and documents, (i) a note of even date herewith (the "Note"), made by Borrower and payable to the order of Lender, (ii) a pledge agreement of even date herewith (the "Pledge") whereby Borrower has pledged 2,000,000 newly issued shares of the capital stock of Hudson. (The Note, the Pledge and all other documents and instruments executed on behalf of Borrower or the Guarantor in connection with the Loan are hereinafter collectively called the "Loan Documents.")

    Lender has agreed to make the Loan to Borrower on the condition, among others, that Guarantor guarantee the payment of all amounts due, and the performance of all obligations, under the Loan Documents. Because of the benefits accruing to Guarantor by virtue of Lender making the Loan to Borrower, Guarantor desire to guarantee such payment and performance, all on the following terms and conditions.

GUARANTY.

    For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby represent, warrant and agree as follows:

                                      ARTICLE I.

                     REPRESENTATIONS AND WARRANTIES OF GUARANTOR

    To induce Lender to make the Loan, Guarantor makes the following representations and warranties, upon each of which Lender, its successors, assigns and participants are entitled to rely and have relied, notwithstanding any investigation heretofore or hereafter made by Lender and such successors, assigns and participants. All such representations and warranties are true and complete in all respects and do not omit any material fact necessary to make such representations and warranties not misleading.

         Section 1.1. NO CONFLICTS, DEFAULTS. The execution and delivery of this Guaranty and the performance by the Guarantor of their obligations hereunder and the consummation of the transactions contemplated herein are within the corporate powers of the Guarantor and will not conflict with or constitute a breach of the Guarantor's articles of incorporation or by-laws. Neither the execution, acknowledgment and delivery of, nor the performance of their obligations under this Guaranty will conflict with or violate, or constitute a default or require any consent or waiver under, any provision of any mortgage, deed of trust, evidence of indebtedness, order, decree or agreement to which Guarantor are a party or by which they or any substantial part of their property is bound, which consent or waiver has not been obtained.

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         Section 1.2.   ENFORCEABILITY.  This Guaranty is a legal, valid and
    binding instrument enforceable against Guarantor in accordance with its terms.

         Section 1.3. BORROWER'S REPRESENTATIONS AND WARRANTIES. Guarantor have examined the representations and warranties made by Borrower in the Loan Documents and, having complete access to the information necessary to make such a determination, has determined that each of those representations and warranties is true and complete and does not omit any material fact necessary to make each such representation and warranty not misleading. Guarantor have made their own independent investigation of the financial condition and affairs of the Borrower prior to entering into this Guaranty and will continue to make their appraisal of the creditworthiness of the Borrower and in entering into this Guaranty they have not relied upon any representation of the Lender as to the financial condition, operation or creditworthiness of the Borrower. Guarantor agree that the Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of the Borrower on behalf of the Guarantor or to provide the Guarantor with any credit or other information which may come to Lender's attention.

         Section 1.4. LITIGATION, VIOLATIONS OF LAW. Except as disclosed in reports filed with the Securities and Exchange Commission ("SEC"), there are no actions, suits or proceedings of a material nature pending or overtly threatened against or affecting Guarantor, and no event has occurred (including, without limitation, the execution, acknowledgment and delivery of this Guaranty and the consummation of the transactions contemplated hereby) which will violate, be in conflict with, result in the breach of or constitute (with or without notice or the passage of time, or both) a default under any judicial decision, statute, ruling, direction, rule, regulation, permit, certificate or ordinance of any governmental authority in any way applicable to Guarantor. Guarantor are not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator, administrative agency or other governmental or quasi-governmental authority.

         Section 1.5. FINANCIAL INFORMATION. All financial information furnished to Lender by Guarantor is true and complete in all respects and fully and accurately presents the financial condition of the subjects thereof as of the dates thereof, and no material adverse change has occurred in the financial conditions reflected therein since the dates thereof. Guarantor agree to submit to Lender, promptly after each request therefor, updated financial statements of Guarantor, which statements shall be (a) compiled by an accountant who is reasonably satisfactory to Lender and is a member of the American Institute of Certified Public Accountants and (b) reasonably satisfactory to Lender in form and substance.

         Section 1.6.   [Intentionally Deleted.]

         Section 1.7. INSOLVENCY MATTERS. No bankruptcy, reorganization, arrangement, readjustment of debt, insolvency or other proceeding has been commenced or threatened by or against Guarantor or consented to or acquiesced in by Guarantor, and no judgment has been entered against Guarantor which has not been satisfied or otherwise discharged.

         Section 1.8. CORPORATE STATUS. Guarantor is a corporation duly organized, validly existing, and in good standing under the laws of New York, and by proper corporate action has duly authorized the execution and delivery of this Guaranty and the performance of its obligations hereunder.

         Section 1.9. NO DEFAULT. The Guarantor is not in default in the payment of the principal of or interest on any of its indebtedness for borrowed money and is not in default under any instrument under and


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    subject to which any indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any such agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

         Section 1.10. DISCLOSURES. Neither this Guaranty nor any written statements furnished by or on behalf of the Guarantor in connection with the issuance of the Note contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact that the Guarantor has not disclosed in writing to the Lender that materially affects adversely the properties, business, prospects, profits or condition (financial or otherwise) of Guarantor and its consolidated subsidiaries, if any, taken as a whole, or the ability of such Guarantor to perform Guarantor's obligations under this Guaranty.

                                     ARTICLE II.

                                COVENANTS OF GUARANTOR

         Section 2.1.   DEFINITION OF "INDEBTEDNESS," "OBLIGATIONS".

    (a) The term "Indebtedness" shall include all amounts due and to become due from Borrower to Lender under the Loan Documents, whether such amounts are direct or indirect, fixed or contingent, or liquidated or unliquidated obligations of Borrower regardless how such amounts may be evidenced including, without limitation, principal, interest, service, finance and other charges, Lender's fees and other charges, costs of collection, attorneys' fees and expenses, other expenses of Lender due it under the Loan Documents and amounts advanced by Lender to discharge obligations of Borrower, whether such amounts are from time to time reduced, thereafter increased or entirely extinguished and thereafter reincurred and whether such amounts may accrue or become due under a Loan Document that may, by its terms, provide for exculpation from personal liability for such amounts to any party.

    (b) The term "Obligations" shall mean all obligations, agreements, covenants, conditions and liabilities of Borrower set forth in the Loan Documents.

         Section 2.2. GUARANTY OF PAYMENT AND PERFORMANCE. Guarantor hereby unconditionally guarantees payment of all Indebtedness and performance of all Obligations of Borrower to Lender under and in accordance with the terms and conditions hereof. The obligations of the Guarantor under this Guaranty are subordinate to indebtedness in a principal amount not to exceed $35,000,000, plus interest, default interest, yield maintenance and/or all costs and expenses, including, without limitation, attorneys fees from Nomura Asset Capital Corporation (or its successor or assign) to Guarantor.

         Section 2.3. NATURE OF GUARANTY. This is a guaranty of payment and not merely of collection.

         Section 2.4. ENFORCEMENT OF GUARANTY IN FIRST INSTANCE. Lender may collect the Indebtedness, or any part thereof, from Guarantor without first exercising its rights against Borrower, any other guarantor or any collateral that Lender may hold or have access to, and Guarantor hereby waives any right to require Lender to attempt to collect the Indebtedness or any part thereof from Borrower or any other guarantor or to attempt to realize upon any collateral that Lender may hold or have access to before enforcing the obligations of Guarantor hereunder.


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         Section 2.5.   LENDER'S ELECTION TO PERFORM OBLIGATIONS.  After a
    default by Borrower in the performance of one or more of the Obligations and the expiration of any notice and cure period expressly provided for in the Loan Documents, Lender, at its option, may elect to perform or cause to be performed any or all of the Obligations without first exercising its rights against Borrower, any other guarantor or any collateral that Lender may hold or have access to, and Guarantor hereby waives any right to require Lender to attempt to collect the Indebtedness or any part thereof from Borrower or any other guarantor or to attempt to realize upon any collateral that Lender may hold or have access to before performing or causing the performance of any of the Obligations or enforcing the obligations of Guarantor hereunder.

         Section 2.6. NO SUBROGATION OR CONTRIBUTION. Until all of the Indebtedness has been paid in full and all of the Obligations have been duly and punctually performed to the satisfaction of Lender, Guarantor shall not be subrogated to any right of Lender against the Borrower, any other guarantor or any collateral, and any moneys, property or other consideration received at any time by Guarantor from Borrower prior to payment in full of the Indebtedness and prior to the performance by Borrower of all of the Obligations shall be held in trust for Lender and shall be paid or transferred to Lender upon demand therefor. Guarantor agrees that they will not assert any right of contribution against any other Guarantor of the Indebtedness, whether the obligations of such other Guarantor are evidenced by this Guaranty or other agreement, until such time as all of the Indebtedness has been paid in full to the Lender and all of the Obligations have been performed.

         Section 2.7. WAIVER OF DEFENSES. Guarantor hereby: (a) waives notice of acceptance of this Guaranty; (b) waives presentment, demand, notice of dishonor, protest and notice of protest; (c) agrees that the Indebtedness or any part thereof may be renewed, extended, accelerated, modified or compromised and the Obligations may be modified or delegated and that any collateral or other security held for the payment of the Indebtedness or the performance of the Obligations may be released, exchanged, sold, applied or otherwise dealt with by Lender without notice to the Guarantor and without thereby releasing the Guarantor from any obligation under this Guaranty; (d) waives notice of the financial condition or other status of Borrower and any other party obligated for the payment of the Indebtedness or the performance of the Obligations; and (e) waives the benefit of the homestead exemption as to its obligations set forth herein. This Guaranty is intended to be a full, complete and perfect guaranty and indemnity to the Lender to the extent of and for any Indebtedness and to be valid and enforceable without other or further notice to the Guarantor. The liability of the Guarantor is absolute and unconditional and is not conditioned or contingent upon any other party signing this Guaranty or the obtaining of any security upon any of the Indebtedness or the obtaining of the guaranty of any other party upon any of the Indebtedness or any other matter.

         Section 2.8. RELEASES. Lender shall have the right to waive its rights against and to release any guarantor or other person or entity that is liable for payment of the Indebtedness or performance of the Obligations without affecting (a) the enforceability of this Guaranty against the Guarantor or (b) any other right or remedy that Lender may have against Guarantor.

         Section 2.9. COSTS AND EXPENSES. Guarantor hereby agrees to pay to Lender all costs and expenses, including court costs and reasonable attorneys' fees and expenses, incurred by Lender in seeking advice with regard to, or in seeking to enforce, any of the obligations of Guarantor hereunder.

         Section 2.10. BANKRUPTCY. In the event that any part of the Indebtedness is collected by Lender and because of bankruptcy or other laws relating to debtors' relief Lender is required to repay all or any


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    portion of the amount so collected to Borrower or to any trustee, receiver or otherwise, then the amount or amounts so repaid shall become part of the Indebtedness.

         Section 2.11. MAINTENANCE OF EXISTENCE. The Guarantor shall maintain its corporate existence and shall not, without the prior consent of the Lender, voluntarily reduce its net worth below its net worth as shown on the last annual financial report of the Guarantor issued prior to the date of the Note, or dissolve or otherwise dispose of all or substantially all of its business and assets, or consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it.

         Section 2.12. RESTRICTED PAYMENTS. At any time while an "Event of Default" (as defined in the Note) shall have occurred and be continuing, the Guarantor shall not (a) pay or declare, or set aside any sum for the payment of, any dividends or make any other distribution (except dividends payable in shares of its common stock) upon any shares of its capital stock of any class or (b) purchase, redeem or otherwise acquire for value, or set aside any sum therefor, or permit any subsidiary to purchase or acquire for value, or set aside any sum therefor, any shares of its capital stock of any class.

         Section 2.13.  INSOLVENCY.  The Guarantor agrees that in the event of
    (i) dissolution or insolvency of the Borrower; (ii) the inability of the Borrower to pay debts as they mature; (iii) an assignment by the Borrower or the Guarantor for the benefit of creditors; (iv) the institution of any proceeding by or against the Borrower or the Guarantor in bankruptcy or a reorganization or an arrangement with creditors; or (v) the appointment of a receiver, trustee or custodian for the Borrower or any of its property or for the Guarantor or any of its property, and if any such event shall occur at a time when any of the Indebtedness may not then be due and payable, all indebtedness shall, for the purpose of this Guaranty, be deemed, at the Lender's election, to have become immediately due and payable.

         Section 2.14. APPLICATION OF PROCEEDS. All payments, whether voluntary or involuntary, received from the Borrower or on account of the Indebtedness from any other source, including income from and amounts realized on security and appropriated bank balances, may be applied by the Lender toward the payment of the Indebtedness and in such order of application as the Lender may from time to time elect. All payments shall be conclusively presumed to have been made by the Borrower and no payments shall operate to reduce the liability of the Guarantor hereunder, unless at the time such payments are made, express written notice is served upon the Lender that such payments are made by the Guarantor in reduction of the liability hereunder.

                                     ARTICLE III.

                               MISCELLANEOUS PROVISIONS

         Section 3.1. GOVERNING LAW. This Guaranty, the rights of Lender and the obligations of Guarantor shall be governed by and construed in accordance with the laws of the State of New York (excluding, however, those dealing with conflicts of law) except to the extent that such laws are preempted by United States federal law, in which case such federal law shall govern.

         Section 3.2. SUCCESSORS AND ASSIGNS. The representations, warranties, covenants and conditions set forth herein shall be binding upon the heirs, executors, administrators, representatives,


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    successors and assigns of Guarantor and shall inure to the benefit of
    Lender, its successors, assigns, endorsees, transferees and participants.

         Section 3.3. NOTICES. All notices, requests, demands and other communications with respect hereto shall be in writing and shall be delivered by hand, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by United States mail, certified, postage prepaid, return receipt requested, at the following addresses:


























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    If to Lender, to -

         Equity Inns Partnership, L.P.
         4735 Spottswood, Suite 102
         Memphis, Tennessee  38117
         Attn:  Mr. Phillip H. McNeill, Sr.


    With a copy to -

         Hunton & Williams
         1751 Pinnacle Drive, Suite 1700
         McLean, Virginia 22102
         Attn:  Gerald R. Best, Esquire


    If to Guarantor, to -

         Hudson Hotels Corporation
         One Airport Way, Suite 200
         Rochester, New York  14624
         Attn:  Mr. E. Anthony Wilson

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made, as the case may be, upon the earlier of the date it is actually received or (a) on the business day after the day on which it is delivered by hand, (b) on the business day after the day on which it is properly delivered to Federal Express (or a comparable overnight delivery service) or (c) on the third business day after the day on which it is deposited in the United States mail. Any addressee may change its address by notifying the other addressees of the new address in any manner permitted by this Section.

         Section 3.4. CAPTIONS; GENDER; NUMBER. The captions hereof are for convenience of reference only and shall neither limit nor enlarge the provisions hereof. All pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders. The singular shall include the plural and vice versa unless the context requires otherwise.

         Section 3.5. SEVERABILITY. If any provision of this Guaranty, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the provisions hereof, or the application thereof to other persons or circumstances, shall not be affected thereby, and each provision hereof shall be valid and enforceable to the fullest extent permitted by law.

         Section 3.6. AMENDMENTS. No provision of this Guaranty may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. No subsequent guaranty by the Guarantor or any other person with respect to the Indebtedness or the Obligations shall be deemed in lieu of or to supersede this Guaranty, but such guaranty shall be construed as an additional or supplementary guaranty unless otherwise expressly provided for in such subsequent guaranty. Furthermore, this Guaranty shall be construed to be an additional or supplementary guaranty to any guaranty previously executed by the Guarantor or any other


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    guarantor of the Indebtedness or the Obligations and shall not terminate any prior guaranty unless such termination is expressly provided for herein. The Guarantor's obligation hereunder shall be in addition to any obligation of the Guarantor as endorsers of any obligation of the Borrower.

         Section 3.7. ASSIGNMENTS. Guarantor shall neither assign nor delegate to any other person or entity its rights or obligations hereunder without the prior written consent of Lender, which consent Lender may withhold in its absolute discretion. Any such attempted assignment or delegation without such prior written consent shall be void.

         WITNESS the following signatures.





                           [SIGNATURES ON FOLLOWING PAGES]


























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                   GUARANTOR:
                   ---------

                   HUDSON HOTELS CORPORATION,
                   a New York corporation


                   By: /s/ E. Anthony Wilson
                      ------------------------------------
                   Title: President
                         ---------------------------------


STATE OF NEW YORK
         ----------------

CITY/COUNTY OF NEW YORK, to-wit:
               --------

    The foregoing instrument was duly acknowledged before me this 30th day of October, 1997, in the forgoing jurisdiction by E. Anthony Wilson as President of Hudson Hotels Corporation, a New York
Corporation, on behalf of the corporation, by E. Anthony Wilson, President.


    My commission expires: 12/31/97.
                           --------

                        /s/ Alan S. Lockwood
                        -------------------------------
                                 Notary Public













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